SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report: December 14, 1998

                              ETHIKA CORPORATION
       (Exact name of the registrant as specified in its charter)

     MISSISSIPPI                                        64-044887
(State or other jurisdiction of                      (IRS Employer
 incorporation or organization)                   Identification No.)

                             11249 West 103rd Drive
                          Westminster, Colorado 80021
                    (Address of Principal Executive Office)

     Registrant's telephone number including area code: (303) 637-2351

Item 4. Change in Registrant's Certifying Accountant

Effective December 15, 1998, the Registrant has engaged the firm of Miller and McCollum, Certified Public Accountants, Denver, Colorado as independent accountants for the fiscal year ended December 31, 1998. The engagement of the new auditors was approved by the Board of Directors. No consultation with the new auditors regarding accounting policy or procedures occurred prior to their engagement.

Item 7.   Financial Statements and Exhibits.

     (C)  Exhibits:     None



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

ETHIKA CORPORATION
(Registrant)

/s/      Dennis Brovarone
         ___________________________
         Dennis Brovarone, President
         Date: December 15, 1998